UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2025
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PLIANT THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 481-6770
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, Pliant Therapeutics, Inc.’s (the “Company”) Board of Directors (the “Board”) appointed Minnie Kuo as Chief Operating Officer, effective immediately.

Ms. Kuo, age 45, joined the Company in September 2023 as Chief Development Officer and served in such position until her appointment as Chief Operating Officer. She is an experienced biotechnology and pharmaceutical executive and brings more than 20 years of multinational clinical development experience across various therapeutic areas including respiratory, oncology, neurodegenerative, inflammatory, and infectious diseases. Ms. Kuo joined Pliant from Vir Biotechnology where she held roles of increasing responsibilities, most recently serving as Senior Vice President of Translational and Clinical Development Operations. In that role, she led business operations, clinical operations, and organizational planning across the entire clinical portfolio. Prior to Vir, Ms. Kuo held senior clinical operations roles at Nektar Therapeutics and Gilead Sciences. At Gilead, she oversaw the strategic direction of multiple compounds and indications within the company’s inflammation and hepatic portfolios. Earlier in her career, Ms. Kuo held global project management and clinical study management roles at Roche/Genentech and at clinical research organizations including ICON and PharmaNet. Ms. Kuo received her Bachelor of Arts from the University of California, San Diego, and a Masters of Science from the University of San Francisco.

Ms. Kuo was not provided with any additional compensation at the time of her appointment as Chief Operating Officer.

There is no family relationship between Ms. Kuo and any other person that would require disclosure under Item 401(d) of Regulation S-K. Ms. Kuo is also not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: December 16, 2025	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer